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                                                                    Exhibit 99.2


               Statement Under Oath of Principal Financial Officer
                        Regarding Facts and Circumstances
                        Relating to Exchange Act Filings

     I, Jamie H. Shaffer, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Casey's General Stores, Inc., and, except as corrected or supplemented in a subsequent covered report:

          . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          . Annual Report on Form 10-K for the fiscal year ended April 30, 2002 of Casey's General Stores, Inc.;

          . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Casey's General Stores, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          .    any amendments to any of the foregoing.



/s/ James H. Shaffer                       Subscribed and sworn to before me on
--------------------                       this 9th day of September, 2002.
James H. Shaffer
Vice President and Chief Financial
 Officer

September 9, 2002                          /s/ Linda Carmody
                                           -------------------------------------
                                           Notary Public
                                           My Commission expires: 4-10-04